Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Amaize Beverage Corporation (the “Company”) on Form 10-Q for the for the three months ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Richard Damion, Chief Executive Officer and William Lindberg, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Richard Damion	/s/ William Lindberg
Richard Damion	William Lindberg
Chief Executive Officer	Chief Financial Officer

June 22, 2016	June 22, 2016